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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date earliest event reported) June 26, 1995

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                               KMART CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   MICHIGAN
                (State or Other Jurisdiction of Incorporation)

            1-327                                       38-0729500
   (Commission File Number)                (I.R.S. Employer Identification No.)

                3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
             (Address of Principal Executive Offices)  (Zip Code)

                                (810) 643-1000
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

        On June 26, 1995, Kmart Corporation and OfficeMax, Inc. issued the press release attached hereto as Exhibit 99.1.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KMART CORPORATION
                                           (Registrant)



                                           By: /s/ Thomas F. Murasky
                                               ---------------------
                                               Thomas F. Murasky
                                               Executive Vice President
                                               and Chief Financial Officer

Date:  June 26, 1995

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